The Boston Trust & Walden Funds

One Beacon Street

Boston, MA 02108

Walden SMID Cap Innovations Fund (WASMX)

Supplement dated June 19, 2012

to the Prospectus dated November 22, 2011

Boston Trust Small Cap Fund (BOSOX)

Walden Small Cap Innovations Fund (WASOX)

Supplement dated June 19, 2012

to the Prospectus dated August 1, 2011

Effective June 28, 2012, the Walden SMID Cap Innovations Fund (WASMX) will open for investment and commence operations.  Please read the Prospectus for the Walden SMID Cap Innovations Fund before investing.

Effective after June 30, 2012, the Boston Trust Small Cap Fund and the Walden Small Cap Innovations Fund (each a “Fund”) are closed to new investors. Unless you belong to one of the investor categories described below, you may not invest in the Fund.

You may purchase Fund shares through your existing Fund account and reinvest dividends and capital gains in the Fund if you are:

•                                          A current Fund shareholder as of June 30, 2012;

•                                          A prospective investor who has previously entered into a letter of intent with the Fund or Boston Trust & Investment Management Company, transfer agent for the Funds,  prior to June 30, 2012; or

•                                          A participant in a qualified defined contribution retirement plan that offers the Fund as an investment option as of June 30, 2012;

You may purchase Fund shares through a new or existing Fund account and reinvest dividends and capital gains in the Fund if you are:

•                                          A Trustee of the Fund; or a director, officer or employee of Boston Trust & Investment Management Company, the Fund’s investment adviser; or

•                                          A client who maintains a managed account with Boston Trust & Investment Management Company.

Except as otherwise noted, these restrictions apply to investments made directly with the Funds through their Transfer Agent and investments made through financial institutions and/or intermediaries.  Once an account is closed, additional investments will not be accepted unless you are one of the investors listed above. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. Management reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund, (ii) reject any investment or refuse any exception, including those detailed above in its sole discretion,  and (iii) close and re-open the Fund to new or existing shareholders at any time.

Please retain this supplement with your Prospectus for future reference.